NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. E-1	U.S. $850,000

FONIX CORPORATION

SERIES E 9% SECURED SUBORDINATED CONVERTIBLE DEBENTURE DUE NOVEMBER 30, 2011

THIS DEBENTURE is one of a duly authorized issue of debentures of Fonix Corporation, a Delaware corporation, having a principal place of business at 9350 S 150 E, Suite 700, Salt Lake City, Utah 84070 (the ACompany@), designated as its Series E 9% Convertible Debentures, due November 30, 2011 (the ADebentures@), in an aggregate principal amount of up to $2,000,000. This Debenture is purchased by the initial Holder (as defined herein) pursuant to the terms of that certain Securities Purchase Agreement dated as of the Original Issue Date (as defined herein), between the Company and the initial Holder of Debentures, as amended, modified or supplemented from time to time in accordance with its terms (APurchase Agreement@).

FOR VALUE RECEIVED, the Company promises to pay to Southridge Partners, LP, a Delaware limited partnership or registered assigns (the AHolder@), the principal sum of Eight Hundred Fifty Thousand ($850,000), on or prior to November 30, 2011 (the AMaturity Date@) , or such earlier date as the Debentures are required to be repaid as provided hereunder and to pay interest to the Holder on the principal sum at the rate of 9% per annum, payable on a quarterly basis in arrears on the first date of each month of each year during the term hereof (each an "Interest Payment Date") and on each Conversion Date (as defined herein) for such principal amount. Interest shall accrue daily commencing on the Original Issue Date (as defined in Section 6) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall be calculated on the basis of a 360-day year and for the actual number of days elapsed. Interest hereunder will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the ADebenture Register@). The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder last appearing on the Debenture Register.

The Company may, at its option, issue shares of the Common Stock in payment of interest on the principal amount. Notwithstanding anything to the contrary contained herein, however, the Company may not issue shares of the Common Stock in payment of interest on the principal amount if: (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay interest hereunder in shares of Common Stock; (ii) such shares (x) are not registered for resale pursuant to an effective Underlying Shares Registration Statement (as defined in Section 6) and (y) may not be sold without volume restrictions pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Company=s Transfer Agent, in form and substance acceptable to the Holders and such transfer agent; (iii) such shares are not listed on the OTC Bulletin Board (AOTCBB@) and any other exchange on which the Common Stock is then listed for trading; (iv) the Company has failed to satisfy its conversion obligations hereunder, or (v) the issuance of such shares would result in a violation of Section 4(a)(ii).

This Debenture is subject to the following additional provisions:

Section 1.    The Debentures are issuable in denominations of Two Hundred Thousand Dollars ($200,000) or additional increments thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same but shall not be issuable in denominations of less than integral multiples of Two Hundred Thousand Dollars ($200,000) unless such amount represents the full principal balance of Debentures outstanding to such Holder. No service charge will be made for such registration of transfer or exchange.

Section 2.    This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 3.    Events of Default.

(a)   "Event of Default" wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)    any default in the payment of the principal of, interest on or liquidated damages in respect of, this Debenture, free of any claim of subordination, as and when the same shall become due and payable, (whether on an Interest Payment Date, Conversion Date or the Maturity Date or by acceleration or otherwise);

(ii)   the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, the Purchase Agreement or the Registration Rights Agreement (as defined in Section 6), and such failure or breach shall not have been remedied within 10 days after the date on which notice of such failure or breach shall have been given;

(iii)     the Company shall commence a voluntary case under the United States Bankruptcy Code or insolvency laws as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of such involuntary case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

(iv)     the Company shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness of the Company in an amount exceeding two hundred thousand dollars ($200,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

(v)   the Common Stock shall fail to be listed on the OTCBB or any other national securities exchange or market on which such Common Stock is then listed for trading or suspended from trading thereon without being relisted or having such suspension lifted, as the case may be, within 3 Trading Days;

(vi)     the Company shall be a party to any Change of Control Transaction (as defined in Section 6), shall agree to sell or dispose of all or in excess of 40% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or shall redeem more than a de minimis number of shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares);

(vii)    an Underlying Shares Registration Statement shall not have been declared effective by the Securities and Exchange Commission (the ACommission@) on or prior to the Effectiveness Date;

(viii)   an Event (as hereinafter defined) shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty (30) days from the Event Date (as hereinafter defined) relating thereto (other than an Event resulting from a failure of an Underlying Shares Registration Statement to be declared effective by the Commission on or prior to the Effective Date (as defined in the Registration Rights Agreement));

(ix)    the Company shall fail for any reason to deliver certificates to a Holder prior to the twelfth (12th) day after a Conversion Date pursuant to Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof; or

(x)        the Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined below) within ten (10) days after notice is deemed delivered hereunder.

(b)   If any Event of Default occurs pursuant to Section 3(a)(i) above, the Company shall have fifteen (15) days to cure the default by making the payment of the principal of, interest on or liquidated damages in respect of, this Debenture. If any Event of Default occurs pursuant to Sections 3(a)(ii) through 3(a)(x) above and is continuing, the full principal amount of this Debenture (and, at the Holder's option, all other Debentures then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, immediately due and payable in cash. The Company shall have a thirty (30) day cure period to make payment in cash of the outstanding balance of the Debenture (the ACure Payment@). In the event that the default is not cured within the applicable cure period following the occurrence of an Event of Default, the Company shall owe to the Buyer a one-time default penalty (the ADefault Penalty@) equal to twelve percent (12%) of the then-outstanding balance (principal and interest) of the Debenture, which shall be immediately due and payable in cash; and

(c)   The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 4.    Conversion.

(a)   (i)   This Debenture shall be convertible into shares of Common Stock (subject to the limitation set forth in Section 4(a)(ii)) at the option of the Holder in whole or in part at any time and from time to time after the Original Issue Date and prior to the close of business on the Maturity Date. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by dividing the outstanding principal amount of this Debenture to be converted, plus all accrued but unpaid interest thereon, by the Conversion Price, each as subject to adjustment as provided hereunder. The Holder shall effect conversions by tendering the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice") to the Company. Each Conversion Notice shall specify the amount of principal and interest of the Debentures to be converted and the date on which such conversion is to be effected, which date may not be prior to the date of such Conversion Notice is deemed to have been delivered pursuant to Section 4(h) (the "Conversion Date"). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that the Conversion Notice is deemed delivered pursuant to Section 4(h). Subject to Section 4(b) hereof, each Conversion Notice, once given, shall be irrevocable. Upon the conversion of the remaining principal and interest on the Debenture, the Holder shall surrender the Debenture to the Company along with the Conversion Notice.

(ii)   Certain Conversion Restrictions.

(A)     The Holder agrees not to convert Debentures to the extent such conversion would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Debentures held by such Holder after application of this Section, except in the case of a merger by the Company or other organic change. The Holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies and to the extent the Holder determines that the restriction contained in this Section applies, the determination of which portion of the principal amount of such Debentures is convertible shall be in the sole discretion of the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 75 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(B)   [Reserved.]

(b)     (i)   Not later than three (3) Trading Days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 4(g)(ii) of the Purchase Agreement) representing the number of shares of the Common Stock being acquired upon the conversion of Debentures, (ii) plus either (a) a bank check in the amount of all accrued and unpaid interest (if the Company has elected to pay accrued interest in cash), together with all other amounts then due and payable in accordance with the terms hereof, in respect of Debentures tendered for conversion, or (b) if the Company has elected and is permitted to pay accrued interest in shares of the Common Stock, certificates, which shall be free of restrictive legends (other than those required by Section 4(g) of the Purchase Agreement), representing such number of shares of the Common Stock as equals such interest divided by the Conversion Price on the applicable Conversion Date; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of the Common Stock issuable upon conversion of the principal amount of Debentures until the Holder has delivered a Conversion Notice to the Company. The Company shall, upon request of the Holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of the Common Stock to be issued on a Conversion Date on account of accrued but unpaid interest hereunder, are not delivered to or as directed by the applicable Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return any Debentures tendered for conversion.

(ii)   If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section, including for purposes hereof, any shares of the Common Stock to be issued on a Conversion Date on account of accrued but unpaid interest hereunder, prior to the fifth (5th) Trading Day after a Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $2,500 for each day after such fifth (5th) Trading Day until such certificates are delivered. Such amount shall be also be due for each Trading Day after the date that the Holder may rescind such conversion until such date as the Holder shall have received the return of the principal amount of Debentures relating to such rescission.

(iii)     In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i), including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, by the third (3rd) Trading Day after the Conversion Date, and if after such third (3rd) Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder was entitled to receive upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Holder, either return the aggregate principal amount of Debentures for which such conversion was not honored or deliver to such Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations under Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 aggregate principal amount of Debentures, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(b)(ii) in respect of the certificates resulting in such Buy-In.

(c)     (i)   The conversion price (the "Conversion Price") in effect on any Conversion Date shall be the average of the two lowest Per Share Market Values for the twenty (20) Trading Days immediately preceding the Conversion Date multiplied by the Applicable Percentage (as defined in Section 6, below); provided, however, that such twenty (20) Trading Day period shall be extended for the number of Trading Days during such period in which (A) trading in the Common Stock was suspended on the OTCBB or on such Subsequent Market on which the Common Stock is then listed or traded, or (B) after the date declared effective by the Commission, the Underlying Shares Registration Statement is not effective, or (C) after the date declared effective by the Commission, the Prospectus included in the Underlying Shares Registration Statement may not be used by the Holder for the resale of Underlying Shares; provided that, (a) if the registration statement registering the resale of the shares of Common Stock issuable upon conversion of the Debentures and payment of interest thereunder and naming the Holder as a Selling Stockholder thereunder (the "Underlying Shares Registration Statement") is not filed on or prior to the 30th day after the Original Issue Date, or (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12d1-2 promulgated under the Securities Exchange Act of 1934, as amended, within five (5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that an Underlying Shares Registration Statement will not be "reviewed" or is not subject to further review or comment by the Commission, or (c) Underlying Shares Registration Statement is not declared effective by the Commission on or prior to the 90th day after the filing, or (d) if such Underlying Shares Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities (as such term is defined in the Registration Rights Agreement) at any time prior to the expiration of the "Effectiveness Period" (as such term as defined in the Registration Rights Agreement), without being succeeded by an amendment to such Underlying Shares Registration Statement or a subsequent Underlying Shares Registration Statement filed with the Commission within ten (10) days, or (e) if trading in the Common Stock shall be suspended for any reason subsequent to any permitted Blackout Period as defined in the Registration Rights Agreement for more than 3 Trading Days, or (f) if the conversion rights of the Holders of Debentures hereunder are suspended for any reason or (g) an amendment to the Underlying Securities Registration Statement is not filed by the Company with the Commission within ten (10) days of the Commission's notifying the Company that such amendment is required in order for the Underlying Shares Registration Statement to be declared effective (any such failure being referred to as an "Event," and for purposes of clauses (a), (c) and (f) the date on which such Event occurs, or for purposes of clause (b) the date on which such five (5) days period is exceeded, or for purposes of clauses (d) and (g) the date which such 10-day period is exceeded, or for purposes of clause (e) the date on which such 3 Trading Day period is exceeded, being referred to as "Event Date"), the Applicable Percentage shall be decreased by 2.5% on the Event Date and on each monthly anniversary thereof until the applicable Event is cured (i.e., the Applicable Percentage will be reduced to 67.5% on the Event Date and 65% on the first monthly anniversary thereof). Any decrease in the Applicable Percentage pursuant to this Section shall remain in effect notwithstanding the fact that the Event causing such decrease has been subsequently cured and further monthly decreases have ceased. The provisions of this Section are not exclusive and shall in no way limit the Company's obligations under the Registration Rights Agreement.

(ii)   If the Company, at any time while any Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of the Common Stock, (b) subdivide outstanding shares of the Common Stock into a larger number of shares, (c) combine outstanding shares of the Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Common Stock outstanding after such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(iii)   If the Company, at any time while any Debentures are outstanding, shall issue rights or warrants to all holders of the Common Stock (and not to Holders of Debentures) entitling them to subscribe for or purchase shares of the Common Stock at a price per share less than the Per Share Market Value of the Common Stock at the record date mentioned below, the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of the Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 4(c)(iii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 4 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

(iv)     If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while Debentures are outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock (ACommon Stock Equivalents@) entitling any Person to acquire shares of Common Stock at discount to market greater than the Applicable Percentage, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of shares of Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Conversion Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided, that for purposes hereof, all shares of Common Stock that are issuable upon exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such recalculation shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued.

(v)   If the Company, at any time while Debentures are outstanding, shall distribute to all holders of the Common Stock (and not to Holders of Debentures) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which Debentures shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(vi)     All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(vii)   Whenever the Conversion Price is adjusted pursuant to Section 4(c)(i) B (v), the Company shall promptly mail to each Holder of Debentures, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(viii)      In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder of this Debenture shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay, from funds legally available therefor at the time of such prepayment, all of its Debentures at a price determined in accordance with Section 3(b). The entire redemption price shall be paid in cash, and the terms of payment of such redemption price shall be subject to the provisions set forth in Section 5(b). The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities, cash or property set forth in this Section 4(c)(viii) upon any conversion following such event. This provision shall similarly apply to successive reclassifications or share exchanges.

(ix)	If:

A.	the Company shall declare a dividend (or any other distribution) on its Common Stock; or

B.	the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

C.	the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

D.
the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

E.	the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders of Debentures at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 30-day period commencing the date of such notice to the effective date of the event triggering such notice.

(d)   If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holders (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the Holders at least 30 calendar days prior to the effective date of such action, and an Appraiser selected by the Holders of majority in interest of the Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4), of the Conversion Price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the Holders; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in good faith, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Conversion Price to more than the Conversion Price then in effect.

(e)   The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of the Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(c)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of the Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, freely tradeable.

(f)    Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(g)   The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(h)   Any and all notices or other communications or deliveries to be provided by the Holders of the Debentures hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 9350 S 150 E, Suite 700, Salt Lake City, Utah 84070 (facsimile number (801) 553-6707), attention Chief Financial Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder of the Debentures at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) four days after deposit in the United States mails, (iv) the Business Day following the date of mailing, if send by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

Section 5.	Optional Prepayment.

(a)   The Company shall have the right to prepay, exercisable at any time upon not less than ten (10) and not more than twenty (20) days’ prior written notice to the Holders of the Debentures to be prepaid (the "Optional Prepayment Notice"), from funds legally available therefor at the time of such prepayment, all or any portion of the outstanding principal amount of the Debentures which have not previously been repaid or for which Conversion Notices have not previously been delivered hereunder, at a price equal to the Optional Prepayment Price (as defined below). Any such prepayment by the Company shall be in cash and shall be free of any claim of subordination. The Holders shall have the right to tender, and the Company shall honor, Conversion Notices delivered prior to the expiration of the twentieth (20th) Trading Day after receipt by the Holders of an Optional Prepayment Notice for such Debentures (such date, the "Optional Prepayment Date").

(b)   If any portion of the Optional Prepayment Price shall not be paid by the Company by the Optional Prepayment Date, the Company shall not be allowed to submit another Optional Prepayment Notice until fifteen (15) days after the original Optional Prepayment Date. If the Company fails to pay a second time any portion of the Optional Prepayment Price following an initial failure to pay any portion of the Optional Prepayment Price, the Company shall forfeit its right to prepay the Debentures.

(c)   The "Optional Prepayment Price" for any Debentures shall be determined by when the Company delivers the Optional Prepayment Notice. If such notice is given during the first 60 days of the term of the Debenture, the Optional Prepayment Price shall equal 108% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon. If the Optional Prepayment Notice is given between the 61st day of the term of the Debenture and the Maturity Date, the Optional Prepayment Price shall equal 110% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon.

Section 6.    Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Applicable Percentage" means 70%.

"Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other government action to close.

"Change of Control Transaction" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 40% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, unless following such transaction, the holders of the Company's securities continue to hold at least 40% of such securities following such transaction or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

"Common Stock" means the Company's common stock, $.0001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Original Issue Date" shall mean the date of the first issuance of any Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

"Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the OTCBB or other stock exchange or quotation system on which the Common Stock is then listed or quoted or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTCBB or any stock exchange or quotation system, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority in interest of the Debentures.

"Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 1, 2006, between the Company and the initial Holder of the Debentures.

"Trading Day" means (a) a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (b) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) and (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

"Underlying Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

"Underlying Shares" means the number of shares of Common Stock into which the Debentures are convertible and any shares of Common Stock issuable in payment of interest as provided under and in accordance with the terms hereof and the Purchase Agreement.

Section 7.   Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks junior to that note issued to Thomas Murdock, Trustee, dated June 10, 2002 (as amended), and pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may only voluntarily prepay the outstanding principal amount on the Debentures in accordance with Section 5 hereof.

Section 8.   This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof. As long as there are Debentures outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holders, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents (as defined in the Purchase Agreement); or (iii) enter into any agreement with respect to any of the foregoing.

Section 9.   If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

Section 10.    This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws thereof, and the parties hereby consent to the jurisdiction of the courts of such state in the city of Wilmington.

Section 11.    Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

Section 12.    If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

Section 13.    Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer duly authorized for such purpose, as of the date first above indicated.

FONIX CORPORATION

By: /s/ Roger D. Dudley
Name: Roger D. Dudley
Title: Exec VP & CFO
Attest:

By: /s/ Brandon O’Brien
Name: /s/ Brandon O’ Brien
Title: VP Finance

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Debenture)

The undersigned hereby elects to convert Debenture No. E-1 into shares of Common Stock, par value $.0001 per share (the "Common Stock"), of Fonix Corporation (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:	____________________________________________________________
(Please provide:	Date to Effect Conversion
Trading Dates Used
Closing Bid Prices
Report Showing Price History)	____________________________________________________________
Principal Amount of Debentures to be Converted

____________________________________________________________
Accrued Interest to be Converted

____________________________________________________________
Number of shares of Common Stock to be Issued

____________________________________________________________
Applicable Conversion Price

____________________________________________________________
Signature

____________________________________________________________
Name

____________________________________________________________
Address